UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2018 (October 4, 2018)

ChaSerg Technology Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38685	83-0632724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7660 Fay Avenue, Suite H, Unit 339

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 10, 2018, ChaSerg Technology Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one half of one warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-227300) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 12, 2018 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated October 4, 2018, by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters (“Cantor”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated October 4, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 4, 2018, by and among the Company, its officers, directors and advisors and the Company’s sponsor ChaSerg Technology Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 4, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 4, 2018, by and between the Company, the Sponsor and the holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated October 4, 2018, by and between the Company and First In Line Enterprises, Inc., a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Placement Unit Purchase Agreement, dated October 4, 2018, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Placement Unit Purchase Agreement, dated October 4, 2018, by and between the Company and Cantor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Placement Unit Purchase Agreement, dated October 4, 2018, by and between the Company and the Sponsor, filed herein as Exhibit 10.5 to this Current Report on Form 8-K, and pursuant to the Placement Unit Purchase Agreement, dated October 4, 2018, by and between the Company and Cantor, filed herein as Exhibit 10.6 to this Current Report on Form 8-K, the Company completed the private sale of an aggregate of 600,000 units (the “Private Placement Units”). 500,000 of the Private Placement Units were sold to the Sponsor and 100,000 Private Placement Units were sold to Cantor (and its designees) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,000,000. The Sponsor has committed to purchase up to an additional 45,000 Private Placement Units if the Underwriters exercise their over-allotment option in full and Cantor (and its designees) has committed to purchase up to an additional 15,000 Private Placement Units if the Underwriters exercise their over-allotment option in full. The Private Placement Units (and the underlying securities) are identical to the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

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Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 4, 2018, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $200,000,000, comprised of $194,000,000 of the proceeds from the IPO (which amount includes $7,000,000 of the Underwriters’ deferred discount) and $6,000,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-business combination activity or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On  October 4, 2018, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 10, 2018, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 4, 2018, by and between the Company and Cantor Fitzgerald & Co., as representatives of the several underwriters.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated October 4, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated October 4, 2018, by and among the Company, its officers, directors and advisors and ChaSerg Technology Sponsor LLC.
10.2	Investment Management Trust Agreement, dated October 4, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated October 4, 2018, by and among the Company, ChaSerg Technology Sponsor LLC and the holders party thereto.
10.4	Administrative Services Agreement, dated October 4, 2018, by and between the Company and First In Line Enterprises, Inc.
10.5	Private Placement Unit Purchase Agreement, dated October 4, 2018, by and between the Company and ChaSerg Technology Sponsor LLC.
10.6	Private Placement Unit Purchase Agreement, dated October 4, 2018, by and between the Company and Cantor Fitzgerald & Co.
99.1	Press Release, dated October 4, 2018.
99.2	Press Release, dated October 10, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASERG TECHNOLOGY ACQUISITION CORP.

	By:	/s/ Lloyd Carney
Name: Lloyd Carney
Title: Chief Executive Officer

Dated: October 10, 2018

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